                                                            Exhibit 10.6.1


                         REAFFIRMATION AGREEMENT, dated as of June 12, 2002 (as
                    the same may from time to time be amended, supplemented or otherwise modified, this "Agreement"), among KANSAS CITY SOUTHERN, a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri Corporation ("the Borrower") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent (in such capacity, "JPMorgan Chase") under the Credit Agreement referred to below.

     WHEREAS Holdings, the Borrower, the Lenders party thereto, and JPMorgan Chase have entered into the Amendment and Restatement Agreement (the "Amendment Agreement"), dated as of June 12, 2002, which provides for the amendment and restatement of the Credit Agreement dated as of January 11, 2000 (as amended after giving effect to the Amendment Agreement, the "Credit Agreement") among Holdings, the Borrower, the Lenders from time to time party thereto and JPMorgan Chase;

     WHEREAS each of the parties signatory hereto (each a "Reaffirming Party") is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned in the Credit Agreement), and each of the Subsidiary Loan Parties is party to the Guaranty Agreement and the Indemnity Subrogation and Contribution Agreement (the Security Documents, the Guaranty Agreement and the Indemnity Subrogation and Contribution Agreement herein together referred to as the "Collateral Documents").

     WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment Agreement becoming effective and the consummation of the transactions contemplated thereby; and

     WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Amendment Agreement and the consummation of the transactions contemplated thereby;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                     Reaffirmation/Amendment and Restatement

     SECTION 1.01. Reaffirmation. Each of the Reaffirming Parties hereby consents to the Amendment Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents to which it is party, and agrees that notwithstanding the effectiveness of the Amendment Agreement and the consummation of the transactions contemplated thereby such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (as defined in the Credit Agreement). Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Borrower with Sections 5.12 and
5.13 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Collateral Document to which it is party.

     SECTION 1.02. Amendment and Restatement. On and after the effectiveness of the Amendment Agreement, (i) each reference in each Collateral Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as may be amended, modified or supplemented and in effect from time to time, (ii) the definition of any term defined in any Collateral Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the defined term in the Credit Agreement, as amended, modified or supplemented and in effect from time to time and (iii) Schedule I to the Pledge Agreement is hereby amended as set forth on Schedule I hereto.

                                   ARTICLE II

                         Representations and Warranties

     Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

     SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

     SECTION 2.02. Authority, Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 2.03. Loan Documents. The representations and warranties of such Reaffirming Party contained in each Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

                                   ARTICLE III

                                  Miscellaneous

     SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article IX of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for Holdings or the Borrower under the Credit Agreement.

     SECTION 3.02. Expenses. Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and time charges of attorneys for JPMorgan Chase or any Lender, which attorneys may be employees of JPMorgan Chase or any Lender) incurred by JPMorgan Chase or any Lender in enforcing any Reaffirming Party's obligations under this Agreement.

     SECTION 3.03. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     SECTION 3.05. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 3.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     SECTION 3.07. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

     SECTION 3.08. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment Agreement shall extinguish the obligations for the payment of money outstanding under the Amendment Agreement or the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Amendment Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Borrower or any Guarantor or any Pledgor or any Grantor under any Collateral Document from any of its obligations and liabilities as a "Borrower", "Subsidiary Guarantor", "Subsidiary Loan Party", "Subsidiary Pledgor", "Subsidiary Grantor", "Guarantor", "Loan Party", "Pledgor" or "Grantor" under the Credit Agreement or the Collateral Documents. Each of the Credit Agreement and the Collateral Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment Agreement or in connection herewith and therewith.

     IN WITNESS WHEREOF, each Reaffirming Party and JPMorgan Chase as Administrative Agent for the benefit of the Lenders caused this Agreement to be duly executed and delivered as of the date first above written.

                                           KANSAS CITY SOUTHERN,

                                           by /s/ Paul J. Weyandt
                                             -----------------------------------
                                             Name: Paul J. Weyandt
                                             Title: Vice President & Treasurer


                                           THE KANSAS CITY SOUTHERN
                                           RAILWAY COMPANY,

                                           by /s/ Paul J. Weyandt
                                             -----------------------------------
                                             Name: Paul J. Weyandt
                                             Title: Vice President & Treasurer


                                           THE KANSAS CITY NORTHERN
                                           RAILWAY COMPANY,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & CFO


                                           CAYMEX TRANSPORTATION, INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer

                                           GATEWAY EASTERN RAILWAY
                                           COMPANY,

                                           by /s/ Paul J. Weyandt
                                             -----------------------------------
                                             Name: Paul J. Weyandt
                                             Title: Vice President & Treasurer


                                           SCC HOLDINGS, INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Authorized Representative


                                           MID-SOUTH MICROWAVE, INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer

                                           PABTEX, L.P.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Authorized Representative


                                           PABTEX GP, LLC,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Authorized Representative

                                           RICE-CARDEN CORPORATION,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer


                                           SIS BULK HOLDINGS, INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer


                                           SOUTHERN DEVELOPMENT
                                           COMPANY,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer


                                           SOUTHERN INDUSTRIAL SERVICES,
                                           INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer


                                           TRANS-SERVE, INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer

                                           VEALS, INC.,

                                           by /s/ Robert H. Berry
                                             -----------------------------------
                                             Name: Robert H. Berry
                                             Title: Vice President & Treasurer


                                           JPMORGAN CHASE BANK, as
                                           Administrative Agent,

                                           by /s/ Julie S. Long
                                             -----------------------------------
                                             Name: Julie S. Long
                                             Title: Vice President

                                           Schedule I to Reaffirmation Agreement
EQUITY INTERESTS

--------------------------------------------------------------------------------

                                                                                                                   Ownership Percent
                                                       Registered Owner       Class                     Number      Represented by
Name of Entity Whose Entity Interests are being      of Equity Interests    of Equity                 of Equity    Equity Interests
Pledged (and jurisdiction of organization)              being pledged       Interests      Cert No.   Interests      Being Pledged
-----------------------------------------------      -------------------    ----------     --------   ---------    -----------------
Caymex Transportation, Inc. (Cayman Islands,
domesticated in Delaware)                               KCSR                 Common           4          100              100%

Gateway Eastern Railway Company (Illinois)              KCSR                 Common           1         1,000             100%

The Kansas City Northern Railway Company (Delaware)     KCSR                 Common           3           10              100%

The Kansas City Southern Railway Company (Missouri)     KCS                  Preferred      KP 445        57              100%

The Kansas City Southern Railway Company (Con't)        KCS                  Common         KC 418    9,840,000           100%

Mid-South Microwave, Inc. (Delaware)                    KCSR                 Common           5         1,000             100%

PABTEX, L.P. (formerly known as Global Terminaling      PABTEX GP, LLC       Partnership      1           1                1%
Services, Inc.) (Delaware)                                                   Interests
                                                        SIS Bulk Holding,                     2           99              99%
                                                        Inc.

PABTEX GP, LLC (Texas)                                  SIS                  Membership       1          100              100%
                                                                             Interests

Rice-Carden Corporation (Missouri)                      KCSR                 Common           31        1,000             100%

SCC Holdings, LLC (Delaware)                            KCSR                 Membership      ---         ---              100%
                                                                             Interests

SIS Bulk Holding, Inc. (Delaware)                       SIS                  Common           1         1,000             100%

Southern Development Company (Missouri)                 KCSR                 Common           19         100              100%

Southern Industrial Services, Inc. (Delaware)           KCS                  Common           4          110              100%

Trans-Serve, Inc. (Delaware)                            SIS                  Common           A5        1,000             100%

Veals, Inc. (Delaware)                                  KCS                  Common           8          100              100%